Summary Prospectus FundX Flexible Income Fund January 30, 2015

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks.  You can find the Fund’s Prospectus, Statement of Additional Information and other information about the Fund online at http://www.upgraderfunds.com/how-invest.  You may also obtain this information at no cost by calling 1-866-455-FUND [3863] or by sending an e-mail to issue@fundx.com.  The Fund’s Prospectus and Statement of Additional Information, both dated January 30, 2015, are incorporated by reference into this Summary Prospectus.

Investment Objective
The FundX Flexible Income Fund (“Flexible Income Fund”) seeks to generate total return, which is capital appreciation plus current income.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Flexible Income Fund.

FundX Flexible Income Fund*
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None
Redemption Fee	None
Exchange Fee	None
Maximum Account Fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.70%
Distribution (Rule 12b-1) Fees	None
Other Expenses	0.26%
Acquired Fund (Underlying Fund) Fees and Expenses(1)	0.70%
Total Annual Fund Operating Expenses(2)	1.66%

(1)
The Total Annual Fund Operating Expenses for the Fund do not correlate to the Ratio of Expenses to Average Net Assets provided in the Financial Highlights section of the statutory prospectus, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

(2)	Additionally, U.S. Bancorp Fund Services rebates a portion of fees from certain Underlying Funds for processing transactions. If such amounts were reflected in this table, the Total Annual Fund Operating Expenses would have been 1.63%.

(*)	The Fund is the successor to the FundX Flexible Income Fund, a series of Professionally Managed Portfolios, which was reorganized into the Fund on August 1, 2014.

Example
This Example is intended to help you compare the cost of investing in the Flexible Income Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Flexible Income Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Flexible Income Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
FundX Flexible Income Fund	$169	$523	$902	$1,965

Portfolio Turnover
As a fund-of funds, the Flexible Income Fund does not typically pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio), except with respect to any purchases or sales of exchange-traded funds (“ETFs”).  If transaction costs are involved, a higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Flexible Income Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Flexible Income Fund’s performance.  During the most recent fiscal year, the Flexible Income Fund’s portfolio turnover rate was 54% of the average value of its portfolio.

Principal Investment Strategies
The Flexible Income Fund is a fund-of-funds and as such invests primarily in no-load and load-waived mutual funds, including ETFs (“Underlying Funds”).  The Underlying Funds, in turn, invest primarily in individual securities such as common stocks and corporate or government bonds.

Because markets change, the Advisor actively manages the Fund’s portfolio using a proprietary investment strategy called Upgrading, which seeks to capture global market trends. The Advisor invests in the Underlying Funds that it considers to be in synch with current market leadership.  The Advisor sells an Underlying Fund when it believes that the Underlying Fund is no longer performing in synch with current market leadership or if a new Underlying Fund is judged more attractive than a current holding.

Under normal market conditions, the Flexible Income Fund will invest predominately in Bond Underlying Funds of varying maturity, credit quality (including high-yield securities, or “junk bonds”) and regional exposure.  The Fund attempts to take advantage of bond market leadership trends by targeting those areas of the bond market that are excelling in the current market environment.  The Fund aims to control downside risk by limiting exposure to more volatile areas of the bond market.  The Flexible Income Fund may purchase, without limit, shares of Underlying Funds that invest in domestic and international corporate or government bonds.  Additionally, the Flexible Income Fund may hold up to 50% of its assets in Underlying Funds that focus on emerging markets.
Upgrading
When a fund begins to lag its peers, the Advisor redeems the shares and directs the proceeds to a better performing alternative.  The Advisor classifies the pool of Underlying Funds into four risk/return categories:
▪     Aggressive Equity Underlying Funds
▪     Core Equity Underlying Funds
▪     Total Return Underlying Funds
▪     Bond Underlying Funds

To a lesser extent the Flexible Income Fund may also invest a portion of its assets in Total Return Underlying Funds, which may employ a wide variety of investment strategies, including blending equity securities with fixed income instruments, and techniques designed to provide steady returns with dampened volatility, such as market neutral, long/short, arbitrage or other approaches.  Because Total Return Underlying Funds are not fully invested in bonds, these funds typically have less credit and interest rate risk.

Flexible Income Depending on the Advisor’s perception of the bond market, the Fund will shift among bond funds of varying maturity, credit quality and regional exposure.	See “More about the Funds’ Investment Objectives, Strategies and Risks – The Advisor’s Process for Classifying the Underlying Funds” for more information on this system.

Principal Risks
An investment in the Flexible Income Fund entails risk.  The Flexible Income Fund cannot guarantee that it will meet its investment objective.  Since the price of the Underlying Funds that the Flexible Income Fund holds may fluctuate, the value of your investment may fluctuate and you could lose all or a portion of your investment in the Flexible Income Fund.  The following risks could affect the value of your investment:

•
General Market Risk – General market risk is the risk that the value of a Fund’s shares will fluctuate based on the performance of the securities held by the Underlying Funds it owns.  These fluctuations may cause a security to be worth less than its cost when originally purchased or less than it was worth at an earlier time.

•
Management Risk – Management risk describes the Flexible Income Fund’s ability to meet its investment objective based on the Advisor’s success or failure to implement investment strategies for the Flexible Income Fund.

•
Foreign Securities Risk – The Underlying Funds held by the Flexible Income Fund may have significant investments in foreign securities.  Foreign securities risk entails risk relating to political, social and economic developments abroad and differences between U.S. and foreign regulatory requirements and market practices.

•	Emerging Markets Risk – In addition to the foreign securities risks mentioned above, emerging markets are generally more volatile and less liquid.
•
Derivative Risk – Some Underlying Funds may use derivative instruments which derive their value from the value of an underlying asset, currency or index.  The value of derivatives may rise or fall more rapidly than other investments and it is possible to lose more than the initial amount invested.

•
Leverage Risk – Some Underlying Funds may borrow money for leveraging and will incur interest expense.  Leverage is investment exposure which exceeds the initial amount invested.  Leverage can cause the portfolio to lose more than the principal amount invested.  Leverage can magnify the portfolio’s gains and losses and therefore increase its volatility.

•
Interest Rate and Credit Risk – Interest rates may rise resulting in a decrease in the value of the securities held by the Underlying Funds or may fall resulting in an increase in the value of such securities.  There is the possibility of heightened volatility, reduced liquidity and valuation difficulties that may impact fixed income markets.

•
High-Yield Securities (Junk Bond) Risk – The value of fixed-income securities held by the Underlying Funds that are rated below investment grade are subject to additional risk factors such as increased possibility of default, illiquidity of the security and changes in value based on public perception of the issuer.

•
ETF Trading Risk – Because the Flexible Income Fund invests in ETFs, it is subject to additional risks that do not apply to conventional mutual funds, including the risks that the market price of an ETF’s shares may trade at a discount to its net asset value (“NAV”), an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which the ETFs trade, which may impact a Fund’s ability to sell its shares of an ETF.

•
Portfolio Turnover Risk – To the extent the Flexible Income Fund invests in ETFs, it may be subject to the risks of having a high portfolio turnover rate.  High portfolio turnover involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities.

•
Upgrading Strategy Risk – The Flexible Income Fund employs an Upgrading strategy whereby it continually seeks to invest in the top-performing securities at a given time.  When investment decisions are based on near-term performance, however, the Flexible Income Fund may be exposed to the risk of buying Underlying Funds immediately following a sudden, brief surge in performance that may be followed by a subsequent drop in market value.

•
Underlying Funds Risk – The risks associated with the Flexible Income Fund include the risks related to each Underlying Fund in which the Flexible Income Fund invests.  Although the Flexible Income Fund seeks to reduce the risk of your investment by diversifying among mutual funds and ETFs that invest in stocks and, in some cases, bonds, there are inherent risks of investing in various asset classes.  The Fund must also pay its pro rata portion of an investment company’s fees and expenses.

Performance
The following performance information provides some indication of the risks of investing in the Flexible Income Fund.  The bar chart below illustrates how the Flexible Income Fund’s total returns have varied from year to year.  The table below illustrates how the Flexible Income Fund’s average annual total returns for the 1-year, 5-year and 10-year periods compare with a domestic broad-based market index.  The Flexible Income Fund’s performance, before and after taxes is not necessarily an indication of how the Flexible Income Fund will perform in the future.  Updated performance is available on the Flexible Income Fund’s website at www.upgraderfunds.com.

Effective at the close of business on August 1, 2014, the Flexible Income Fund, a series of Professionally Managed Portfolios (the “Predecessor Fund”), reorganized into the Fund, a series of FundX Investment Trust.  Performance information shown prior to the close of business on August 1, 2014 is that of the Predecessor Fund.  Additionally, the Fund has adopted the Financial Statements of the Predecessor Fund.

FundX Flexible Income Fund - INCMX

Calendar Year Total Return as of December 31
Best and Worst Quarters
Best Quarter	Q3 2009	6.06%
Worst Quarter	Q3 2011	-3.85%

Average Annual Total Returns as of December 31, 2014
	1 Year	5 Years	10 Years
FundX Flexible Income Fund - INCMX
Return Before Taxes	3.46%	4.57%	4.69%
Return After Taxes on Distributions	1.50%	3.02%	3.24%
Return After Taxes on Distributions and Sale of Fund Shares	2.14%	3.02%	3.16%
Barclays Capital Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	5.97%	4.45%	4.71%
BofA Merrill Lynch 3-Month US Treasury Bill Index	0.03%	0.09%	1.54%

The “Return After Taxes on Distributions” shows the effect of taxable distributions (dividends and capital gains distributions), but assumes that you still hold Fund shares at the end of the period.  The “Return After Taxes on Distributions and Sale of Fund Shares” shows the effect of both taxable distributions and any taxable gain or loss that would be realized if a Fund’s shares were sold at the end of the specified period.  The after-tax returns are calculated using the highest individual federal marginal income tax rates in effect and do not reflect the impact of state and local taxes.  In certain cases, the “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period.  This will occur when a capital loss is realized upon the sale of Fund shares and provides an assumed tax benefit that increases the return.

Investment Advisor
FundX Investment Group is the investment advisor to the Flexible Income Fund.

Portfolio Managers
Name	Title	Managed the Fund Since
Janet Brown	President and Portfolio Manager	2002 (the Fund’s inception)
Jason Browne	Chief Investment Officer and Portfolio Manager	2002 (the Fund’s inception)
Bernard Burke	Portfolio Manager	2002 (the Fund’s inception)
Martin DeVault	Portfolio Manager	2002 (the Fund’s inception)
Sean McKeon	Portfolio Manager	2002 (the Fund’s inception)

Purchase and Sale of Fund Shares
You may purchase, exchange or redeem Flexible Income Fund shares on any business day by written request via mail (FundX Flexible Income Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701), by wire transfer, by telephone at 1-866-455-FUND [3863], or through a financial intermediary.  Purchases and redemptions by telephone are only permitted if you previously established these options on your account.  The minimum initial and subsequent investment amounts are shown in the table below.

Minimum Investments
	To Open Your Account	To Add to Your Account
Regular Accounts	$1,000	$100
Retirement Accounts	$1,000	$100
Automatic Investment Accounts	$500	$100

Tax Information
The FundX Flexible Income Fund’s distributions are taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Tax-deferred arrangements may be taxed later upon withdrawal of monies from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Flexible Income Fund through a broker-dealer or other financial intermediary (such as a bank), the Flexible Income Fund and its related companies may pay the intermediary for the sale of Flexible Income Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Flexible Income Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.